BioLargo

We Make Life Better

April 3, 2023 OTCQB: BLGO Westminster, CA

Safe Harbor Statement

The statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, the risks and uncertainties included in BioLargo's current and future filings with the Securities and Exchange Commission, including those set forth in BioLargo's Annual Report on Form 10-K. This presentation includes estimates of market size, revenue per client site and revenue based upon customer adoption rates. All such statements are forward-looking statements and, although based upon assumptions the Company believes to be reasonable, are not projections of actual revenue or earnings which may be substantially less. There can be no guaranty that any national account customer adopts the use of our products and we cannot predict the adoption rate, if any, by our customers and potential customers. Revenue per customer site may be affected by many factors, including but not limited due to distribution, price competition, fluctuating supplier pricing, size, population density, location and weather. Trends shown on graphs in this presentation are not necessarily indicative of future performance.

BioLargo

We Make Life Better

BioLargo Engineering, Science & Technologies

BioLargo Water

ONM Environmental Products and Services

Environmental Group

CLYRA Medical Technologies Inc

Medical subsidiary – plan is to spin-out when ready



QUARTERLY REVENUE (2021-2022)
Revenue
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
MILLIONS
-19%
+53%
+10%
+23%
+37%
+13%
+40%
>+50%*
(estimate)
132% annual increase vs. 2021
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance

**Q1 2023 revenue numbers are preliminary estimates subject to change pending review and audit by the company's independent registered public accounting firm.*


DEBT VS. REVENUE
Revenue
Debt
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
MILLIONS
(estimate)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance

**Q1 2023 revenue numbers are preliminary estimates subject to change pending review and audit by the company's independent registered public accounting firm.*


NET LOSS VS. REVENUE
Revenue
Net Loss
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
MILLIONS
(estimate)
Q4 includes non-recurring charges of $437K
Without non-recurring charges
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance

**Q1 2023 revenue numbers are preliminary estimates subject to change pending review and audit by the company's independent registered public accounting firm.*


SG&A VS. REVENUE
Revenue
SG&A
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
MILLIONS
308% of revenue
337% of revenue
206% of revenue
179% of revenue
190% of revenue
120% of revenue
95% of revenue
90% of revenue
(estimate)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance

**Q1 2023 revenue numbers are preliminary estimates subject to change pending review and audit by the company's independent registered public accounting firm.*

NET CASH USED IN OPERATING ACTIVITIES


Revenue
Net cash used in operating activities
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
-$0.5
MILLIONS
Q1
Q2
Q3
Q4
2021
Q1
Q2
Q3
Q4
2022
Q1
2023
$2.8 million 2022
(down 28% from 2021)
!

Trends are not necessarily indicative of future performance

**Q1 2023 revenue numbers are preliminary estimates subject to change pending review and audit by the company's independent registered public accounting firm.*



NET STOCKHOLDER'S EQUITY (5 YEARS)
$2.5
$2.0
$1.5
$1.0
$0.5
$-
-$0.5
-$1.0
-$1.5
-$2.0
-$2.5
MILLIONS
2018
2019
2020
2021
2022
Increase of >$4 million over five years

Trends are not necessarily indicative of future performance

*See press release dated March 20, 2023: https://biolargo.blogspot.com/2023/03/biolargo-continues-record-setting.html

Additional Financial Information

Consolidated Revenues

$2,096,000 revenue Q4	+40% vs Q3 2022 +167% vs Q4 2021
$5,884,000 for 2022	+132% compared to 2021

- Q1 2023 preliminary revenues estimated to be 50% greater than Q4 2022*
- In Q4, company generated positive net cash used in operating activities for first time
- Working capital of $1.6 million at year-end, $3.1 million in current assets
- 50% of net loss in 2022 was attributable to non-cash expenses
- R&D represented 26% of net loss

Subsidiaries

BioLargo Engineering

$195,000 revenue Q4	-31% vs Q3 2022 -52% vs Q4 2021
$1,453,000 for 2022	+51% compared to 2021

ONM Environmental

$1,901,000 revenue Q4	+56% vs Q3 2022 +403% vs Q4 2021
$2,862,000 for 2022	+182% compared to 2021

BioLargo Water

- No revenues
- Net loss of $604K
- R&D was 94% of net loss

Clyra

- $56K in revenues, from first client adoption of BioClynse
- Net loss of $1.4 million

PFAS Commercial Update









AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

POOPH – Consumer pet odor product

- Product marketed and sold by our partners, award-winning consumer product experts (Ikigai Marketing Works)
- ONM receives manufacturer's margin and a royalty on sales
- Business strategy: ramp up sales and sell to a major consumer products company
  - ONM would receive 20% of exit
- Recently launched at Walmart, national expansion expected in Q2 2023
- Chewy now adopted, other retailers in process of onboarding
- **Pooph sales growing**


COUCH
POOPH IT!


THEIR BED
POOPH IT!


BioLargo
Engineering, Science & Technologies

BioLargo Sodium-Sulfur Battery

Compared to Lithium:

- Competitive energy density
- Safer
- More thermally stable
- More cost-effective
- Unlimited charge/discharge cycles
- 100% domestic supply possible
- Far superior environmental outcomes
- **Better option for long duration energy storage (LDES), an important emerging market**

Pictured: single standard DD cell. Each 25 KWh unit comprised of ~1000 cells.

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA
92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.



Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo
We Make Life Better

CNM Environmental

BioLargo Water

BioLargo

CLYRA

ODIN

Appendix – additional slides for Q&A reference

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

PFOS



PFOA





Test data proves AEC capable of achieving "non-detect" status of all PFAS chemicals targeted by proposed EPA regulations


AEC
VS
CARBON FILTRATION/ MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
VS
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
HAZARDOUS WASTE
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/1000 the PFAS-laden waste of carbon filtration.
BioLargo
We Make Life Better

Biden-Harris Administration Proposes First-Ever National Standard to Protect Communities from PFAS in Drinking Water

March 14, 2023

Contact Information
EPA Press Office (press@epa.gov)

WASHINGTON – Today, the Biden-Harris Administration announced it is proposing the first-ever national drinking water standard for six per- and polyfluoroalkyl substances (PFAS) in the latest action under President Biden's plan to combat PFAS pollution and Administrator Regan's PFAS Strategic Roadmap. Through this action, the U.S. Environmental Protection Agency (EPA) is taking a major step to protect public health from PFAS pollution, leveraging the latest science and complementing state efforts to limit PFAS by proposing to establish legally enforceable levels for six PFAS known to occur in drinking water.



UNSURPASSED ODOR CONTROL

Without Fragrances, Enzymes or Chlorine Compounds

eco-friendly
non-toxic

MADE IN AMERICA

CupriDyne CLEAN









Garratt – Callahan MLD Product Line

- Proven commercially ready at our water lab in Oak Ridge
- Technology scaled up
- Systems to be designed, fabricated, and integrated by BioLargo
- Unique patented product only available through G-C & BioLargo
- Several client contracts in negotiation now

The energy storage problem

Renewable energy sources **suffer from intermittency**, making it hard to balance supply and demand of energy

Unbalanced grid leads to brownouts and voltage spikes

- Sunny vs cloudy & night vs day
- Windy vs calm & precise range limits
- Wave energy has low density, low efficiency
- Nuclear – challenges with the load cycle up/cycle down
- Stored mechanical energy (flywheel w/o load) low energy density and low total stored capacity

The problem(s) with Lithium

- Lithium-ion technology can be explosive
- High risk of thermal runaway
- Lithium based plants have a finite life as dendrites accumulate on the cathode, which ultimately make the lithium battery unusable with a need to replace batteries every 5 to 7 years
- The price of lithium has sky-rocketed 246% in the past year and is expected to continue rising due to demand for EV
- Myriad environmental and social problems associated with lithium mining and processing



The market needs batteries that:

- Perform at large-scale
- Are cost effective
- Are safe
- Can be produced and sourced domestically

Why BioLargo is positioned to do this...